SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 26, 2005



                    CONTINENTAL BEVERAGE AND NUTRITION, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                    0-30276                         11-3377469
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           (Commission File Number)            (IRS Employer Number)

100 Quentin Roosevelt Boulevard - Suite 404, Garden City, New York      11530
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         (Address of Principal Executive Offices)                     (ZIP Code)



                                 (516) 222-0100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 1.01 Entry into a Material Definitive Agreement.
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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
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Off-Balance Sheet Arrangement of a Registrant.
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Item 3.02 Unregistered Sales of Securities.
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         On April 22, 2005, the Registrant entered into a Note Purchase
Agreement ("NPA") with Cornell Capital Partners, L.P. ("CCP") pursuant to which it issued to CCP its 8% Senior Secured Convertible Promissory Note ("Note") to CCP. The Note is in the principal amount of $400,000, bears interest at 8% per annum, is due in one year , is secured by a general first priority lien on all of the Registrant's assets and is convertible into the Registrant's common stock at a conversion price of $.01 per share, which conversion price is decreased to $.001 if the Registrant has not entered into a definitive merger by October 1, 2005. CCP has piggy-back registration rights for the shares issuable upon conversion of the Note.

         Pursuant to the NPA, the Registrant entered into separate agreements whereunder it: (i) converted accrued salary of $678,770 owed to its Chief Executive Officer into 7,117,000 shares of common stock; (ii) converted all 20,000 issued and outstanding shares of its Series A Preferred Stock into 2,002,230 shares of Common Stock; (iii) converted indebtedness of $139,500 held by one creditor into 1,395,000 shares of common stock; and converted indebtedness of $271,884 held by another creditor into 2,718,840 shares of common stock. All of such conversions were at prices higher than the then market price of the Registrant's common stock on the over the counter bulleting board.

         The Registrant is also seeking opportunities to acquire a new business or find a merger candidate as a means of enhancing shareholder value. As such, in addition to the CCP financing, the Registrant has also engaged Sloan Securities Corp to advise the Registrant in this regard.

Item 9.01 Financial Statements, Pro-Forma Financial Information and Exhibits.
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(a) Financial Statements of Business to be acquired. Not applicable.

(b) Pro-Forma Financial Information. Not required.

(c) Exhibits.

10.1     Note Purchase Agreement

10.2     8% Senior Secured Convertible Promissory Note

10.3     Security Agreement

10.4     Registration Rights Agreement

10.5     Salary Conversion Agreement

10.6.    Preferred Stock Conversion Agreement

10.7     Note Conversion Agreements.

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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Continental Beverage and Nutrition, Inc.



Dated:   April 28, 2005                 By /s/ DAVID SACKLER
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                                           David Sackler, President

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